                                                                    EXHIBIT 99.1


             TRICORD SYSTEMS REPORTS THIRD QUARTER FINANCIAL RESULTS


MINNEAPOLIS, MN - (OCTOBER 30, 2001) - Tricord Systems, Inc. (Nasdaq: TRCD) today announced financial results for the third quarter ended September 30, 2001. Revenues for the third quarter totaled $110,000. Net loss, which excludes non-cash charges related to the accounting for Series E Preferred Stock, for the third quarter 2001 was $7.2 million, or $0.29 per share, compared to a net loss of $3.4 million, or $0.14 per share, for the third quarter of 2000 and $6.0 million, or $0.25 per share, for the second quarter of 2001.

Net loss applicable to common shares for the third quarter 2001, which includes the non-cash charges related to the accounting for Series E Convertible Preferred Stock, was $8.0 million, or $0.33 per common share, compared to a net loss of $3.4 million, or $0.14 per common share, for the third quarter of 2000 and $6.8 million, or $0.28 per common share, for the second quarter 2001.

Total operating expenses for third quarter 2001 were $7.2 million, including restructuring and other charges totaling $1.4 million related to the previously-announced workforce reduction of 50 employees and associated expense reductions.

Net cash used by the Company during the third quarter 2001 was $5.4 million, compared to $6.3 million in second quarter 2001. Cash on hand at September 30, 2001 was $21.8 million.

"Despite the difficult market conditions, we made progress during the third quarter in acquiring customers with our initial Lunar Flare NAS product," said Joan Wrabetz, President and Chief Executive Officer of Tricord Systems. "We have learned from our early successes, and we are adjusting our product, sales, and channel efforts to focus on the needs of customers in those market segments with the highest likelihood of success. In addition, we continue our aggressive efforts to expand the feature set of Lunar Flare NAS and develop additional product offerings."

"We also took action in September to adjust our operating expense levels," said Wrabetz. "These actions will enable us to reduce quarterly operating expenses by approximately $2 million, while continuing to invest significantly in ongoing product development and customer service."

"In spite of current market conditions, the market continues to shift away from direct-attached storage to network-attached storage and as a result, we continue to believe that Tricord is uniquely positioned to gain share in the storage and appliance space in the long term," continued Wrabetz. "Our focus remains on generating additional initial customer footprint, continuing to ramp our sales efforts, continuing to enhance our product offerings, and developing Illumina software partnerships. We also will continue to aggressively manage our cash and operating expense levels to be in alignment with market conditions and projected revenue."

CONFERENCE CALL
Tricord will host a conference call on Tuesday, October 30, 2001, at 5:00 p.m., EST (4:00 p.m., CST) to discuss third quarter financial results. A live broadcast of the conference call may be heard by dialing 800-218-0530 or by linking to a webcast via the Company's web site at www.tricord.com. A replay of the call will be made available starting at 6:30 p.m., EST (5:30 p.m., CST) on October 30, 2001 through 12:59 p.m., EST (11:59 p.m., CST) on November 6, 2001 and can be accessed by dialing 800-405-2236, reservation number 401331. A replay of the conference call will also be made available at www.tricord.com.


ABOUT TRICORD SYSTEMS
Tricord Systems, Inc. designs, develops and markets innovative server appliances for content-hungry applications. The core of Tricord's revolutionary new technology is its patented Illumina(TM) software that aggregates multiple appliances into a cluster, managed as a single resource. Radically easy to deploy, manage and grow, Tricord's products allow users to add capacity to a cluster with minimal administration. Appliances are literally plug-and-play, offering seamless growth and continuous access to content with no downtime. The technology is ideally suited for applications including general file serving, imaging, archiving, and web serving. Tricord is based in Minneapolis, MN with offices in Colorado, California and Georgia. For more information, visit www.tricord.com.

"Safe-Harbor" Statement Under Private Securities Act of 1995: The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company, including the Company's expectations regarding market acceptance of its products, revenues and operating expenses. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact the Company's future results include, without limitation, the ability of the Company to develop and release commercially its server appliance products in a timely manner, delays in the market acceptance of the Company's products due to market conditions, software errors or other factors, the ability to generate revenues at a level that meets expectations, the ability to successfully establish and maintain a competitive position in the server appliance market, the ability to respond to changes in technology and industry standards, the ability to enter into partner relationships or otherwise develop distribution capabilities, the ability to protect and enforce its intellectual property rights, the ability to hire and retain required personnel, the ability to raise additional capital if required, and other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking information.

                                      # # #


FOR MORE INFORMATION, PLEASE CONTACT:

Steve Opdahl/Investor Relations, 763-551-6402

                              TRICORD SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                               Three Months Ended            Nine Months Ended
                                                                                  September 30,                 September 30,
                                                                          ---------------------------    --------------------------
(In thousands, except per share data)                                        2001           2000            2001           2000
                                                                          ------------   ------------    -----------    -----------
                                                                          (unaudited)    (unaudited)     (unaudited)    (unaudited)

Revenue                                                                   $        110             --            204             --

Cost of sales and service(1)                                                       299             --            474             --

                                                                          ------------   ------------    -----------    -----------
Gross  Margin                                                                     (189)            --           (270)            --
                                                                          ------------   ------------    -----------    -----------

 Operating expenses:
      Research and development(1)(2)                                             2,918          1,778          8,791          4,672
      Sales and marketing(1)(2)                                                  2,634          1,367          7,424          2,505
      General and administrative(1)(2)                                             941            595          2,535          2,235
      Restructuring(1)                                                             689             --            689             --
                                                                          ------------   ------------    -----------    -----------
                                                                                 7,182          3,740         19,439          9,412
                                                                          ------------   ------------    -----------    -----------

 Operating loss                                                                 (7,371)        (3,740)       (19,709)        (9,412)
                                                                          ------------   ------------    -----------    -----------

 Other income (expense):
 Interest, net                                                                     207            352            874            644
 Other, net                                                                         (5)             9              1              6
                                                                          ------------   ------------    -----------    -----------
                                                                                   202            361            875            650
                                                                          ------------   ------------    -----------    -----------

 Loss from continuing operations                                                (7,169)        (3,379)       (18,834)        (8,762)
                                                                          ------------   ------------    -----------    -----------

 Gain on disposal of discontinued operations                                        --             16             --            100
                                                                          ------------   ------------    -----------    -----------

 Net loss                                                                       (7,169)        (3,363)       (18,834)        (8,662)
                                                                          ------------   ------------    -----------    -----------

 Beneficial conversion charge, Series E Preferred Stock                           (525)            --         (1,185)            --
 Premium on Series E Preferred Stock                                              (297)            --           (693)            --
                                                                          ------------   ------------    -----------    -----------

 Net loss applicable to common shares                                     $     (7,991)        (3,363)       (20,712)        (8,662)
                                                                          ============   ============    ===========    ===========

 Net loss per common share from continuing operations -
     basic and diluted                                                    $      (0.33)         (0.14)         (0.85)         (0.38)
                                                                          ============   ============    ===========    ===========

 Net loss per common share - basic and diluted (3)                        $      (0.33)         (0.14)         (0.85)         (0.38)
                                                                          ============   ============    ===========    ===========

 Weighted average common shares outstanding -
     basic and diluted                                                          24,387         24,308         24,365         22,830
                                                                          ============   ============    ===========    ===========

(1)  The three and nine month periods ended September 30, 2001 include restructuring charges of $689 related to a workforce reduction of 50 employees, charges of $75 in cost of sales and service related to the write-down of excess inventory components, and charges of $34 in research and development, $525 in sales and marketing, and $208 in general and administrative expense related primarily to accelerated amortization associated with changes in computer software applications.

(2)  Includes non-cash, stock-based compensation expense as follows:
      Research and development                                            $        102            107            311            969
      Sales and marketing                                                           12             12             36            168
      General and administrative                                                    18             41             53            838
                                                                          ------------   ------------    -----------    -----------
                                                                          $        132            160            400          1,975
                                                                          ============   ============    ===========    ===========
      Net loss per share                                                  $      (0.01)         (0.01)         (0.02)         (0.09)
                                                                          ============   ============    ===========    ===========

(3)  Pro forma net loss per common share before beneficial
     conversion charge and premium on Series E Preferred
     Stock                                                                $      (0.29)         (0.14)         (0.77)         (0.38)
                                                                          ============   ============    ===========    ===========

                             TRICORD SYSTEMS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS


                          ASSETS

                                                       September 30,                December 31,
(In thousands)                                             2001                          2000
                                                      --------------               --------------
                                                       (unaudited)
Current assets:
     Cash and cash equivalents                        $       21,766                       16,825
     Accounts receivable - net                                   157                           --
     Inventories                                                 530                           --
     Other current assets                                        389                          194
                                                      --------------               --------------
        Total current assets                                  22,842                       17,019

Equipment and improvements, net                                2,938                        3,114
                                                      --------------               --------------

     Total Assets                                     $       25,780                       20,133
                                                      ==============               ==============



        LIABILITIES AND STOCKHOLDERS' EQUITY


Total current liabilities                             $        3,295                        2,709
                                                      --------------               --------------

Capital lease obligation                                          98                          112

Convertible, redeemable preferred stock                       10,930                           --

Stockholders' equity:
     Common stock                                                244                          243
     Additional paid-in capital                              128,184                      115,704
     Unearned compensation                                      (653)                      (1,151)
     Accumulated deficit                                    (116,318)                     (97,484)
                                                      --------------               --------------
        Total stockholders' equity                            11,457                       17,312
                                                      --------------               --------------

     Total Liabilities and Stockholders' Equity       $       25,780                       20,133
                                                      ==============               ==============